          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 28, 1996

Ms. Mary Archambault
230 Geraldine Drive
Coventry, CT 06238

Dear Mr. Dermer:

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Balz Medical Services, Inc., a Connecticut corporation.

     Recital.

     Balz Medical Services, Inc. ("BMS") is a Connecticut Corporation with its principal office in New Britain, Connecticut. The following individuals are the record owners of the capital stock of BMS, viz, a total of common par value $10.00:

         Mary Archambault   500      Craig Loren               255
         Harry Dermer       500      Jackueline Braunstein     255
         Jack Friedler      600      Steven Neuman             195
         Joseph Stern       195

     Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of BMS.

     Lexington has agreed to purchase and the undersigned shareholder agrees to sell to Lexington his or her shares of the capital stock of BMS pursuant to the terms and conditions hereinafter set forth:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 28, 1996


     1. The undersigned, by his or her written acceptance hereinafter set forth, agrees to sell and Lexington agrees to purchase, all of the shares of capital stock of BMS owned by him or her.

     2. Lexington agrees to exchange the equivalent of $600.00 in common stock of Lexington for each share of capital stock of BMS owned by the undersigned.

     3. At least one week prior to the IPO, the undersigned shall forward to Edwin A. Lassman, Trustee, his or her stock certificates together with a separate stock power assigning his or her shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to the undersigned the equivalent of $600.00 in common stock of Lexington for each share of BMS stock tendered.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                         Very truly yours,
                                         Lexington Health Care Group LLC


                                         By
                                         ---------------------------
                                         Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

                                         SS#
---------------------------              ------------------------------
Mary Archambault                                     Date


Terms of Escrow Agreed:


---------------------------
Edwin A. Lassman

EAL: neg

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 28, 1996

Mr. Harry Dermer
725 Town Hill Road
New Hartford, CT  06057

Dear Mr. Dermer:

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Balz Medical Services, Inc., a Connecticut corporation.

     Recital.

     Balz Medical Services, Inc. ("BMS") is a Connecticut Corporation with its principal office in New Britain, Connecticut. The following individuals are the record owners of the capital stock of BMS, viz, a total of common par value $10.00:

         Mary Archambault   500      Craig Loren               255
         Harry Dermer       500      Jackueline Braunstein     255
         Jack Friedler      600      Steven Neuman             195
         Joseph Stern       195

     Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of BMS.

     Lexington has agreed to purchase and the undersigned shareholder agrees to sell to Lexington his or her shares of the capital stock of BMS pursuant to the terms and conditions hereinafter set forth:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 28, 1996


     1. The undersigned, by his or her written acceptance hereinafter set forth, agrees to sell and Lexington agrees to purchase, all of the shares of capital stock of BMS owned by him or her.

     2. Lexington agrees to exchange the equivalent of $600.00 in common stock of Lexington for each share of capital stock of BMS owned by the undersigned.

     3. At least one week prior to the IPO, the undersigned shall forward to Edwin A. Lassman, Trustee, his or her stock certificates together with a separate stock power assigning his or her shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to the undersigned the equivalent of $600.00 in common stock of Lexington for each share of BMS stock tendered.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                         Very truly yours,
                                         Lexington Health Care Group LLC


                                         By
                                         ---------------------------
                                         Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

                                         SS#
---------------------------              ------------------------------
Harry Dermer                                      Date


Terms of Escrow Agreed:


---------------------------
Edwin A. Lassman

EAL: neg

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 28, 1996

Mr. Jack Friedler
1041 Church Hill Road
Fairfield, CT  06432

Dear Mr. Friedler:

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Balz Medical Services, Inc., a Connecticut corporation.

     Recital.

     Balz Medical Services, Inc. ("BMS") is a Connecticut Corporation with its principal office in New Britain, Connecticut. The following individuals are the record owners of the capital stock of BMS, viz, a total of common par value $10.00:

         Mary Archambault   500      Craig Loren               255
         Harry Dermer       500      Jackueline Braunstein     255
         Jack Friedler      600      Steven Neuman             195
         Joseph Stern       195

     Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of BMS.

     Lexington has agreed to purchase and the undersigned shareholder agrees to sell to Lexington his or her shares of the capital stock of BMS pursuant to the terms and conditions hereinafter set forth:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 28, 1996


     1. The undersigned, by his or her written acceptance hereinafter set forth, agrees to sell and Lexington agrees to purchase, all of the shares of capital stock of BMS owned by him or her.

     2. Lexington agrees to exchange the equivalent of $600.00 in common stock of Lexington for each share of capital stock of BMS owned by the undersigned.

     3. At least one week prior to the IPO, the undersigned shall forward to Edwin A. Lassman, Trustee, his or her stock certificates together with a separate stock power assigning his or her shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to the undersigned the equivalent of $600.00 in common stock of Lexington for each share of BMS stock tendered.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                         Very truly yours,
                                         Lexington Health Care Group LLC


                                         By
                                         ---------------------------
                                         Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

                                         SS#
---------------------------              ------------------------------
Jack Friedler                                     Date


Terms of Escrow Agreed:


---------------------------
Edwin A. Lassman

EAL: neg

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 28, 1996

Mr. Joseph Stern



Dear Mr. Stern:

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Balz Medical Services, Inc., a Connecticut corporation.

     Recital.

     Balz Medical Services, Inc. ("BMS") is a Connecticut Corporation with its principal office in New Britain, Connecticut. The following individuals are the record owners of the capital stock of BMS, viz, a total of common par value $10.00:

         Mary Archambault   500      Craig Loren               255
         Harry Dermer       500      Jackueline Braunstein     255
         Jack Friedler      600      Steven Neuman             195
         Joseph Stern       195

     Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of BMS.

     Lexington has agreed to purchase and the undersigned shareholder agrees to sell to Lexington his or her shares of the capital stock of BMS pursuant to the terms and conditions hereinafter set forth:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 28, 1996


     1. The undersigned, by his or her written acceptance hereinafter set forth, agrees to sell and Lexington agrees to purchase, all of the shares of capital stock of BMS owned by him or her.

     2. Lexington agrees to exchange the equivalent of $600.00 in common stock of Lexington for each share of capital stock of BMS owned by the undersigned.

     3. At least one week prior to the IPO, the undersigned shall forward to Edwin A. Lassman, Trustee, his or her stock certificates together with a separate stock power assigning his or her shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to the undersigned the equivalent of $600.00 in common stock of Lexington for each share of BMS stock tendered.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                         Very truly yours,
                                         Lexington Health Care Group LLC


                                         By
                                         ---------------------------
                                         Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

                                         SS#
---------------------------              ------------------------------
Joseph Stern                                      Date


Terms of Escrow Agreed:


---------------------------
Edwin A. Lassman

EAL: neg

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 28, 1996

Mr. Craig Loren



Dear Mr. Loren:

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Balz Medical Services, Inc., a Connecticut corporation.

     Recital.

     Balz Medical Services, Inc. ("BMS") is a Connecticut Corporation with its principal office in New Britain, Connecticut. The following individuals are the record owners of the capital stock of BMS, viz, a total of common par value $10.00:

         Mary Archambault   500      Craig Loren               255
         Harry Dermer       500      Jackueline Braunstein     255
         Jack Friedler      600      Steven Neuman             195
         Joseph Stern       195

     Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of BMS.

     Lexington has agreed to purchase and the undersigned shareholder agrees to sell to Lexington his or her shares of the capital stock of BMS pursuant to the terms and conditions hereinafter set forth:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 28, 1996


     1. The undersigned, by his or her written acceptance hereinafter set forth, agrees to sell and Lexington agrees to purchase, all of the shares of capital stock of BMS owned by him or her.

     2. Lexington agrees to exchange the equivalent of $600.00 in common stock of Lexington for each share of capital stock of BMS owned by the undersigned.

     3. At least one week prior to the IPO, the undersigned shall forward to Edwin A. Lassman, Trustee, his or her stock certificates together with a separate stock power assigning his or her shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to the undersigned the equivalent of $600.00 in common stock of Lexington for each share of BMS stock tendered.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                         Very truly yours,
                                         Lexington Health Care Group LLC


                                         By
                                         ---------------------------
                                         Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

                                         SS#
---------------------------              ------------------------------
Craig Loren                                       Date


Terms of Escrow Agreed:


---------------------------
Edwin A. Lassman

EAL: neg

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 28, 1996

Ms. Jackueline Braunstein



Dear Ms. Braunstein:

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Balz Medical Services, Inc., a Connecticut corporation.

     Recital.

     Balz Medical Services, Inc. ("BMS") is a Connecticut Corporation with its principal office in New Britain, Connecticut. The following individuals are the record owners of the capital stock of BMS, viz, a total of common par value $10.00:

         Mary Archambault   500      Craig Loren               255
         Harry Dermer       500      Jackueline Braunstein     255
         Jack Friedler      600      Steven Neuman             195
         Joseph Stern       195

     Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of BMS.

     Lexington has agreed to purchase and the undersigned shareholder agrees to sell to Lexington his or her shares of the capital stock of BMS pursuant to the terms and conditions hereinafter set forth:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 28, 1996


     1. The undersigned, by his or her written acceptance hereinafter set forth, agrees to sell and Lexington agrees to purchase, all of the shares of capital stock of BMS owned by him or her.

     2. Lexington agrees to exchange the equivalent of $600.00 in common stock of Lexington for each share of capital stock of BMS owned by the undersigned.

     3. At least one week prior to the IPO, the undersigned shall forward to Edwin A. Lassman, Trustee, his or her stock certificates together with a separate stock power assigning his or her shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to the undersigned the equivalent of $600.00 in common stock of Lexington for each share of BMS stock tendered.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                         Very truly yours,
                                         Lexington Health Care Group LLC


                                         By
                                         ---------------------------
                                         Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

                                         SS#
---------------------------              ------------------------------
Jackueline Braunstein                             Date


Terms of Escrow Agreed:


---------------------------
Edwin A. Lassman

EAL: neg

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 28, 1996

Mr. Steven Neuman



Dear Mr. Neuman:

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Balz Medical Services, Inc., a Connecticut corporation.

     Recital.

     Balz Medical Services, Inc. ("BMS") is a Connecticut Corporation with its principal office in New Britain, Connecticut. The following individuals are the record owners of the capital stock of BMS, viz, a total of common par value $10.00:

         Mary Archambault   500      Craig Loren               255
         Harry Dermer       500      Jackueline Braunstein     255
         Jack Friedler      600      Steven Neuman             195
         Joseph Stern       195

     Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of BMS.

     Lexington has agreed to purchase and the undersigned shareholder agrees to sell to Lexington his or her shares of the capital stock of BMS pursuant to the terms and conditions hereinafter set forth:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 28, 1996


     1. The undersigned, by his or her written acceptance hereinafter set forth, agrees to sell and Lexington agrees to purchase, all of the shares of capital stock of BMS owned by him or her.

     2. Lexington agrees to exchange the equivalent of $600.00 in common stock of Lexington for each share of capital stock of BMS owned by the undersigned.

     3. At least one week prior to the IPO, the undersigned shall forward to Edwin A. Lassman, Trustee, his or her stock certificates together with a separate stock power assigning his or her shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to the undersigned the equivalent of $600.00 in common stock of Lexington for each share of BMS stock tendered.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                         Very truly yours,
                                         Lexington Health Care Group LLC


                                         By
                                         ---------------------------
                                         Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

                                         SS#
---------------------------              ------------------------------
Steven Neuman                                     Date


Terms of Escrow Agreed:


---------------------------
Edwin A. Lassman

EAL: neg